UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2018

Centennial Resource Development, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37697	47-5381253
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Seventeenth Street, Suite 1800
Denver, Colorado 80202

(Address of principal executive offices, including zip code)

(720) 441-5515

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On March 5, 2018, Centennial Resource Development, Inc. (the “Company”), Riverstone VI Centennial QB Holdings, L.P., REL US Centennial Holdings, LLC, Riverstone Non-ECI USRPI AIV, L.P., Silver Run Sponsor, LLC, Celero Energy Company, LP, Centennial Resource Development, LLC, NGP Centennial Follow-On LLC and CP VI-A Centennial, L.P. (collectively, the “Selling Stockholders”) and J.P. Morgan Securities LLC (the “Underwriter”), entered into an underwriting agreement (the “Underwriting Agreement”), pursuant to which the Selling Stockholders agreed to sell to the Underwriter, and the Underwriter agreed to purchase from the Selling Stockholders, subject to and upon the terms and conditions set forth therein, an aggregate of 25,000,000 shares of Class A Common Stock, par value $0.0001 per share (the “Class A Common Stock”), of the Company (the “Offering”). In addition, pursuant to the Underwriting Agreement, the Selling Stockholders have granted the Underwriter an option, exercisable within 30 days, to purchase up to an additional 3,750,000 shares of Class A Common Stock on the same terms and conditions.  The Offering is expected to close on March 8, 2018.  The Company will not receive any proceeds from the sale of shares of Class A Common Stock in the Offering. The Underwriting Agreement contains customary representations, warranties and agreements of the Company and the Selling Stockholders and other customary obligations of the parties and termination provisions.

The Underwriter and its affiliates have from time to time performed, and may in the future perform, various financial advisory, commercial banking and investment banking services for the Company and its affiliates in the ordinary course of business for which they have received and would receive customary compensation.

A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference herein.  The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to such Exhibit.

Item 8.01.                                        Other Events.

On March 6, 2018, the Company issued a press release relating to the pricing of the Offering. A copy of the press release is included as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated March 5, 2018, by and among Centennial Resource Development, Inc., the selling stockholders named in Schedule II thereto and J.P. Morgan Securities LLC.
99.1	Press Release issued by Centennial Resource Development, Inc. dated March 6, 2018.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTENNIAL RESOURCE DEVELOPMENT, INC.

Date: March 7, 2018
	By:	/s/ George S. Glyphis
	Name:	George S. Glyphis
	Title:	Chief Financial Officer, Treasurer and Assistant
Secretary

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